SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): January 28, 2004
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                             Buckeye Partners, L.P.
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                 (Exact Name of Registrant Specified in Charter)


        Delaware                     1-9356                   23-2432497
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     (State or Other            (Commission File           (I.R.S. Employer
     Jurisdiction of                 Number)              Identification No.)
     Incorporation)



     5 Radnor Corporate Center, Suite 500
             100 Matsonford Road
                 Radnor, PA                                   19087
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  (Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (484) 232-4000
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                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 12.   Results of Operations and Financial Condition

	The following information and exhibit is being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

	On January 28, 2004, Buckeye Partners, L.P. issued a press release announcing its fourth quarter 2003 financial results.

	The press release is being filed with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

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                                    SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BUCKEYE PARTNERS, L.P.

                                 By: Buckeye Pipe Line Company,
                                     its General Partner


                                    By: STEPHEN C. MUTHER
                                        -------------------------------------
                                         Stephen C. Muther
                                         Senior Vice President Administration,
                                         General Counsel and Secretary



Dated: January 28, 2004





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                                  Exhibit Index
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Exhibit
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99.1     Press Release, dated January 28, 2004, issued by Buckeye Partners, L.P.